SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 10, 1995

                      THE WESTERN COMPANY OF NORTH AMERICA
             (Exact name of registrant as specified in its charter)

   DELAWARE                          1-7452                       75-0763484
(State or other                 (Commission File               (I.R.S. Employer
jurisdiction of                     Number)                     Identification
incorporation)                                                      Number)

       515 POST OAK BOULEVARD
           HOUSTON, TEXAS                                           77027
(Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code: (713) 629-2600

Item 2.   ACQUISITION AND DISPOSITION OF ASSETS

          In November 1994, the registrant, The Western Company of North America (the "Company"), formalized a plan to dispose of the remaining assets of its offshore drilling segment. These assets consisted primarily of two semi-submersible offshore drilling rigs and related equipment and inventory. The Company completed the sale of the ALASKAN STAR in December 1994 for $11.8 million of which $6.3 million is a bankers' acceptance drawn on a U.S. bank due within one year. This rig sale resulted in a gain of $0.3 million. On February 10, 1995, the Company completed the sale of the PACESETTER IV for $37.2 million which resulted in a loss of $6.7 million.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)    Financial Statements of Businesses Acquired

                 Not applicable

          (b)    Pro Forma Financial Information

                 The following financial statements provide unaudited pro forma consolidated balance sheet data as of December 31, 1994 and unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 1994, 1993 and 1992. This pro forma financial data reflects the offshore drilling segment as discontinued operations and accordingly presents pro forma financial information for the Company without the offshore drilling segment.

                 Such pro forma financial data is not necessarily indicative of the future financial condition or results of operations of the Company. For further information, refer to the consolidated financial statements and notes thereto attached as Exhibit 21.4 in the Company's Report on Form 8-K dated February 10, 1995.

                      THE WESTERN COMPANY OF NORTH AMERICA
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1994
                                 (In thousands)

                                     ASSETS
                                                                      Pro Forma
                                                                          as
                                     Historical(A)   Adjustments(B)    Adjusted
                                    -------------    --------------   ---------
CURRENT ASSETS:
  Cash and cash equivalents .......     $  12,650      $  35,060      $  47,710
  Receivables, net ................        74,080           --           74,080
  Inventories .....................        20,065           --           20,065
  Assets held for sale,
   net-discontinued operations ....        35,060        (35,060)          --
  Other ...........................         5,154           --            5,154
                                        ---------      ---------      ---------
    Total current assets ..........       147,009           --          147,009
                                        ---------      ---------      ---------
PROPERTY AND EQUIPMENT, AT COST:
  Pressure pumping equipment ......       199,720           --          199,720
  Buildings and other .............        56,395           --           56,395
  Construction in progress ........         6,676           --            6,676
                                        ---------      ---------      ---------
                                          262,791           --          262,791
  Less: Accumulated depreciation ..       (76,696)          --          (76,696)
                                        ---------      ---------      ---------
                                          186,095           --          186,095
Other assets ......................        20,597           --           20,597
                                        ---------      ---------      ---------
                                        $ 353,701      $    --        $ 353,701
                                        =========      =========      =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable ................     $  29,996      $    --        $  29,996
  Accrued liabilities .............        38,389           --           38,389
                                        ---------      ---------      ---------
    Total current liabilities .....        68,385           --           68,385
                                        ---------      ---------      ---------
LONG-TERM DEBT ....................        90,909           --           90,909
                                        ---------      ---------      ---------
OTHER LONG-TERM LIABILITIES .......        15,258           --           15,258
                                        ---------      ---------      ---------
STOCKHOLDERS' EQUITY:
  Common stock ....................         1,828           --            1,828
  Additional paid-in capital ......       193,991           --          193,991
  Cumulative translation adjustment          (317)          --             (317)
  Accumulated deficit .............       (16,353)          --          (16,353)
                                        ---------      ---------      ---------
                                          179,149           --          179,149
                                        ---------      ---------      ---------
                                        $ 353,701      $    --        $ 353,701
                                        =========      =========      =========

(A) The offshore drilling segment is reflected as discontinued operations in the historical balance sheet at December 31, 1994

(B) Net cash proceeds from sale of the PACESETTER IV semi-submersible offshore drilling rig and related equipment and inventory

(C) See Exhibit 21.4 for audited financial statements of The Western Company of North America
                                     - 2 -

                      THE WESTERN COMPANY OF NORTH AMERICA
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             1994         1993          1992
                                           ---------    ---------    ----------
REVENUES:
  Pressure pumping .....................   $ 307,511    $ 294,073    $  225,353
  Production chemicals .................      34,990         --            --
                                           ---------    ---------    ----------
                                             342,501      294,073       225,353
                                           ---------    ---------    ----------
OPERATING COSTS AND EXPENSES:
  Pressure pumping .....................     270,737      250,471       200,532
  Production chemicals .................      31,027         --            --
  Depreciation and amortization ........      18,814       14,589        14,887
  General and administrative ...........       8,846        9,022         8,076
                                           ---------    ---------    ----------
                                             329,424      274,082       223,495
                                           ---------    ---------    ----------

    Operating income ...................      13,077       19,991         1,858
                                           ---------    ---------    ----------
OTHER INCOME (EXPENSE):
  Interest expense, net of interest
   capitalized .........................     (10,032)     (13,505)      (10,407)
  Interest income ......................       1,236        4,653         1,059
  Merger related expenses ..............     (21,118)        --            --
  Writedown of pressure pumping
   assets and other ....................        --         (7,132)         --
                                           ---------    ---------    ----------

    Total other income (expense) .......     (29,914)     (15,984)       (9,348)
                                           ---------    ---------    ----------

INCOME (LOSS) FROM CONTINUING
 OPERATIONS BEFORE PROVISION FOR
 INCOME TAXES AND EXTRAORDINARY
 LOSSES ................................     (16,837)       4,007        (7,490)

  Provision for income taxes ...........         495          627           353
                                           ---------    ---------    ----------

INCOME (LOSS) FROM CONTINUING
 OPERATIONS BEFORE EXTRAORDINARY
 LOSSES ................................   $ (17,332)   $   3,380    $   (7,843)
                                           =========    =========    ==========
EARNINGS (LOSS) PER SHARE:
  Income (loss) from continuing
   operations before extraordinary
   losses ..............................   $   (0.95)   $    0.18    $    (0.44)
                                           =========    =========    ==========
SHARES OUTSTANDING .....................      18,236       18,591        17,757
                                           =========    =========    ==========

(A) The above historical statements of operations have been prepared to account for the discontinuance of the offshore drilling segment and accordingly present pro forma financial information for the Company without the offshore drilling segment

(B) See Exhibit 21.4 for audited financial statements of The Western Company of North America
                                    - 3 -

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits Required by Item 601 of Regulation S-K

         Exhibit Number                      Description
         --------------                      -----------
              21.1           Memorandum of Agreement dated December 21, 1994

              21.2 Amendment No. 1 to the Memorandum of Agreement dated December 27, 1994

              21.3 Amendment No. 2 and Release to the Memorandum of Agreement dated February 10, 1994

              21.4 The Western Company of North America Audited Financial Statements at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994

              27             Financial Data Schedule

                                     - 4 -

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE WESTERN COMPANY OF NORTH AMERICA
                                               (Registrant)

                                    By: /s/ Steven P. Beatty
                                           (Steven P. Beatty)
                                          (Vice President and
                                        Chief Accounting Officer

Date: February 24, 1995
                                      -5-

                               INDEX TO EXHIBITS

         Number                        Exhibit
         -------                     ------------
          21.1               Memorandum of Agreement dated
                             December 21, 1994

          21.2               Amendment No. 1 to the Memorandum of
                             Agreement dated December 27, 1994

          21.3               Amendment No. 2 and Release to
                             Memorandum of Agreement dated
                             February 10, 1994

          21.4 The Western Company of North America Audited Financial Statements at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994

          27                 Financial Data Schedule

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